SUBLICENSE AGREEMENT

(as amended November 9, 2020)

SCHEDULE A

INDEX	FUND
JP Morgan Diversified Factor Emerging Markets Equity Index (FTSE Emerging Diversified Factor Index before June 15, 2018)	JPMorgan Diversified Return Emerging Markets Equity ETF
FTSE Developed ex North America Diversified Factor Index (JP Morgan Diversified Factor International Equity Index before June 15, 2018)	JPMorgan Diversified Return International Equity Fund
JP Morgan Diversified Factor US Equity Index (Russell 1000 Diversified Factor Index before June 22, 2018)	JPMorgan Diversified Return U.S. Equity Fund
JP Morgan Diversified Factor US Mid Cap Equity Index (Russell Midcap Diversified Factor Index before June 22, 2018)	JPMorgan Diversified Return U.S. Mid Cap Equity ETF
JP Morgan Diversified Factor US Small Cap Equity Index (Russell 2000 Diversified Factor Index before June 22, 2018	JPMorgan Diversified Return U.S. Small Cap Equity ETF
JP Morgan US Dividend Index	JPMorgan U.S. Dividend ETF
JP Morgan US Minimum Volatility Index	JPMorgan U.S. Minimum Volatility ETF
JP Morgan US Momentum Factor Index	JPMorgan U.S. Momentum Factor ETF
JP Morgan US Quality Factor Index	JPMorgan U.S. Quality Factor ETF
JP Morgan US Value Factor Index	JPMorgan U.S. Value Factor ETF
JPMorgan Emerging Markets Risk-Aware Bond Index	JPMorgan USD Emerging Markets Sovereign Bond ETF
Morningstar Canada Target Market Exposure Index	JPMorgan BetaBuilders Canada ETF
Morningstar Developed Asia Pacific ex-Japan Target Market Exposure Index	JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Morningstar Developed Europe Target Market Exposure Index	JPMorgan BetaBuilders Europe ETF

Morningstar Japan Target Market Exposure Index	JPMorgan BetaBuilders Japan ETF
MSCI US REIT Index	JPMorgan BetaBuilders MSCI US REIT ETF
Bloomberg Barclays Short-Term U.S. Aggregate Bond Index	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Morningstar US Target Market Exposure Index	JPMorgan BetaBuilders U.S. Equity ETF
Morningstar Developed Markets ex-North America Target Market Exposure Index	JPMorgan BetaBuilders International Equity ETF
Morningstar US Mid Cap Target Market Exposure Extended Index	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Morningstar US Small Cap Target Market Exposure Extended Index	JPMorgan BetaBuilders U.S. Small Cap Equity ETF

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Signature:
By:
Title:

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

Signature:
By:
Title: